SUPPLEMENTAL FINANCIAL DATA Q1 2026

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of March 31, 2026, unless otherwise noted.

3 First Quarter 2026 Results ■ Net loss1 of $(1.25) per common share ■ Distributable losses2 of $(1.00) per common share ■ Distributable losses before realized losses3 of $(0.33) per common share ■ Declared dividend of $0.01 per common share Performance ■ Total loan portfolio of $4.5 billion ■ Total loan originations4 of $464.3 million including $287.6 million of LMM commercial real estate loans, $110.0 million of SBA 7(a) loans and $28.5 million of USDA loans ■ Loan repayments of $410 million and sales of $1.0 billion Loan Portfolio Capitalization ■ Book value per share of $7.43 ■ Total leverage of 3.0x and recourse leverage ratio6 of 1.8x Business Update ■ Completed the sale of 48 loans totaling $1.0 billion in unpaid principal balance for net proceeds of $177 million after financing paydowns ■ Collapsed the last remaining CLOs, RCMF 2021-FL7, RCMF 2023-FL11 and RCMF 2023-FL12 ■ Retired the outstanding 5.75% Senior Unsecured Notes in February 2026 and 6.20% Senior Unsecured Notes in April 2026

4 CRE Portfolio Review QTD INVESTMENT ROLL ($ in billions) COUNT7 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD CORE 949 3.47B 194M 3.25B 14.8% 2.67 5.9% 5.1% NON-CORE 21 224M 77M 146M 90.4% 4.79 0.6% 0.6% TOTAL 970 3.69B 271M 3.40B 18.1% 2.76 5.7% 4.9% LOAN VINTAGE ($ in billions) 0.7 0.9 1.0 0.2 0.3 0.1 0.1 Core Non-Core 2020 and prior 2021 2022 2023 2024 2025 $0.0 $0.4 $0.8 $1.2 4.78 (1.30) 0.07 (0.15) 3.40 Beg CV Sales/ Paydowns Originations Allowance/ Other End CV $3.0 $3.5 $4.0 $4.5 $5.0 306 259 (71) (6) (6) 482 Beg 60+ New 60+ Sales/Payoffs Allowance Other End 60+ $250 $300 $350 $400 $450 $500 $550 $600 60+ DQ CORE MIGRATION ($ in millions)

5 CRE Core Portfolio Overview LOAN PRODUCT8 RISK RATINGCOLLATERAL MODIFICATION STATUS18 HISTORICAL LEVERED YIELD 11.1% 10.9% 11.0% 9.6% 7.0% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 0% 2% 4% 6% 8% 10% 12% QUARTERLY PORTFOLIO CREDIT MIGRATION Bridge 63% Fixed rate 18% Construction 12% Other 7% Multi-family 71% Industrial 6% Retail 7% Office 4% Land 5% Other 7% 1&2 44% 3 33% 4&5 23% Extensions 30% Modifications 25% Not Modified 45% Q4’25 CV (%) Q1’26 CV (%) CURRENT 85.2% 79.9% 30-59 8.1% 5.3% 60+ 6.7% 14.8% TOTAL 100.0% 100.0% ACCRUAL 76.6% 63.7% NON-ACCRUAL 23.4% 36.3% TOTAL 100.0% 100.0%

6 CRE Non-Core Portfolio Overview ASSET MANAGEMENT STRATEGY NON-CORE EXIT TIMELINE ($ in millions) Bridge 77% Construction 14% Fixed 9% LOAN PRODUCT RISK RATINGCOLLATERAL Multi-family 58% Hotel 11% Mixed Use 11% Office 8% Other 12% 4 21% 5 79% QTD ROLL ($ in thousands) $222 $(46) $(30) $146 Beginning CV Exits REO/Write- downs Ending CV $100 $150 $200 $250 21 loans 27 loans $55 $31 $1 $46 $13 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 and beyond $— $20 $40 $60 STRATEGY LOAN COUNT CARRY VALUE (%) Liquidation pending commencement of marketing 9 32% Actively marketed for sale 10 68% Modified/performing 2 —% Total 21 100% 3 loans 3 loans

7 Real Estate Owned Exposure # OF ASSETS CARRY VALUE PORTLAND MIXED USE 1 $407M OPERATE TO SELL 4 $55M SELL 14 $107M UNDER CONTRACT 9 $57M TOTAL 28 $626M Land 11% Multi-family 14% Mixed use 69% Other 6% Collateral Texas 11% California 7% Colorado 3% Oregon 69% Other 10% Geography 635,513 25,818 (31,551) (4,277) 625,503 Beginning Balance REO acquired via foreclosure/ capitalized costs Liquidations Depreciation/ Impairment Ending Balance 600,000 650,000 700,000 QUARTERLY REO MIGRATION (in thousands)REO DETAILS19

RITZ-CARLTON RESIDENCES • 132 Ritz-Carlton branded condominium residences • Located on floors 21 – 35 • Avg. Unit SF: 1,639 • Amenities: • Balcony or terrace • Dedicated lobby • Hotel amenity access • Private rooftop terrace (8th floor) Key Metrics (Sales to Date)20 • # of units sold: 43 • % of units sold: 33% • Avg SF/unit sold: 1,537 • Avg Sale Price: $1.384M • Avg Sale Price/SF: $900 8 Portland OR, Mixed-Use • The four-phase condo sellout strategy is ongoing, whereby unit pricing will increase in subsequent phases. Thirty-two units have been sold YTD ($745 WA PPSF). • Twenty-three of the twenty-five fully reserved Phase 1 condos have sold year-to-date. One unit converted from Reservation Agreement to Purchase Agreement with a hard deposit and one Phase 1 unit remains under reservation with a refundable deposit. • Phase 2 (31 units) launched in February 2026. Nine Phase 2 units sold year-to-date, and two units are under Purchase Agreement to date. • Hotel revenue performance has improved year-over-year, with total March 2026 TTM RevPAR up 8% to $372, driven by a 5% increase in occupancy to 46% and 13% increase in Room RevPAR to $221 compared to March 2025 TTM. • Marriott’s targeted room rate reduction strategy implemented in Q4 2025 continues to yield RevPAR improvement, with January, February and March 2026 Room RevPAR up 23%, 31%, and 22%, respectively, compared to the SPLY. QUARTERLY UPDATES RITZ-CARLTON HOTEL OFFICE/RETAIL • 251 rooms (floors 8 – 20) • Amenities: • Lobby lounge • Bellpine restaurant and bar; Meadowrue restaurant • Ritz-Carlton Club • Meeting & Event space (12,222 sf) • Business center • Fitness center, full-service spa and swimming pool • Class A office: 158,577 sf (floors 3– 7) • Office Tenants: • Davis Wright Tremaine LLP • Fisher & Phillips • Banneker Partners • Retail: 10,638 sf (floors 1– 2) • Retail Tenants: • The Flock (food hall) • Mahler Jewelers Key Metrics (3/31/2026 TTM) • Occupancy: 45.8% • ADR: $482 • Room RevPAR: $221 • Total RevPAR: $372 Key Metrics (3/31/2026 Rent Roll) • Total Occupancy: 28% • Office Occupancy: 23% • WA Office Rent/SF: $38 NNN • Office WAULT: 9 yrs. • Retail Occupancy: 100% • WA Retail Rent/SF: $46 NNN • Retail WAULT: 11 yrs.

9 Small Business Lending Portfolio Review* QTD SALES BY PROGRAM PROGRAM COUNT15 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING GROSS YIELD CASH YIELD LARGE 1,849 1.01B 22M 977M 3.0% 1.74 8.1% 7.8% SMALL/MICRO 5,941 143M 17M 123M 3.5% 1.37 10.9% 9.9% USDA 36 37M 1 34M —% 2.60 9.6% 8.4% WORKING CAPITAL** 165 16M — 1M 20.3% 2.72 12.9% 12.9% TOTAL 7,991 1.21B 40M 1.14B 3.0% 1.73 8.5% 8.1% COLLATERAL Hotel 17% Eating Place 17% Retail 14%Doctors 6% Other 46% PROGRAM SALES PROCEEDS % PREMIUM LARGE $47M $51M 9.9% SMALL/MICRO $21M $23M 11.4% USDA $9M $10M 9.5% WORKING CAPITAL $38M $39M 1.2% *Includes assets offset by guaranteed loan financing liabilities of $502 million. **Purchased as part of the Funding Circle acquisition. 57% 60+ days delinquent at the time of purchase.

$28.9 $89.4 $171.7 $39.1 $58.0 $10.7 $173.4 $81.2 $145.4 $115.9 $343.3 $216.1 $173.5 $84.4 $110.0 $2.7 $96.5 $67.3 $18.4 $28.5 $41.4 $46.1 $41.9 $37.0 $38.2 Bridge Bridge Off- Balance Sheet Construction Freddie Mac SBA USDA Working Capital Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 0 200 400 600 10 Quarterly Investment Activity $466.1M $421.9M $374.6M $464.3 $532.2M 4

11 Earnings Profile Gain on sale, net of variable costs: SBA 7(a): $5M USDA: $2M Business Loans: $2M Freddie Mac: $3M LMM Loans: $1M Primary/Special Servicing Fees: $(8)M Advances: $(7)M Balance (in thousands) Annualized ROE Contribution Recurring Revenue: Net interest loss $ (11,709) (3.4)% Gain on sale, net of variable costs 12,519 3.7% Other recurring revenue 15,369 4.5% Total recurring revenue $ 16,179 4.8% Operating Expenses: Employee compensation & benefits (23,946) (7.0)% Fixed operating costs (18,384) (5.4)% Servicing expenses (15,406) (4.5)% Portland mixed-use asset (6,069) (1.8)% Investment advisory fees (4,076) (1.2)% Tax 156 —% Total operating costs and tax $ (67,725) (19.9)% Net loss from normal operations, net of tax $ (51,546) (15.1)% Other Items included in Earnings: Realized losses $ (75,285) (22.0)% Charge off of specific loan loss reserve (44,235) (12.9)% CECL & valuation allowances (32,760) (9.6)% Mark-to-market (8,629) (2.5)% Non-cash compensation (1,479) (0.4)% Bargain purchase gain adj net of costs (335) (0.1)% Other income (expenses) (2,336) (0.7)% Tax 16,518 4.8% Dividends on preferred stock (1,999) (0.6)% Total other items included in earnings $ (150,540) (44.0)% Net loss including dividends on preferred stock $ (202,086) (59.1)% Servicing Income: $6M Income from Unconsolidated JV's: $2M Realized gains on REO sales: $2M Realized gains on MBS sales: $3M Other Income: $2M Ritz Depreciation: $(2)M Professional Fees: $(6)M Technology Expense: $(4)M Depreciation and amortization: $(2)M Rent and property tax exp: $(1)M Other operating expenses: $(5)M Net operating income (loss): $(3)M Interest expense: $(3)M

12 Operating Segment Contribution16 LMM CRE TOTAL OPERATING EXPENSES EQUITY ALLOCATION17 EPS CONTRIBUTION RECURRING REVENUE DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES9 ON ALLOCATED EQUITY DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES9 CORPORATE & OTHER SMALL BUSINESS LENDINGCORE NON-CORE & REO $4.5B / 69% $0.8B / 12% $0.8B / 12% $0.5B / 7% $6.6B / 100% 66% 21% 13% N/A 100% $(0.89) $(0.09) $(0.03) $(0.24) $(1.25) $(0.02) $(0.07) $(0.01) $(0.23) $(0.33) (1.1)% (3.5)% (0.5)% (9.9)% (15.0)% (1.0)% (9.7)% (2.0)% N/A (15.0)% $26.0M $(6.0)M $21.0M $(24.8)M $16.2M $(31.5)M $(2.7)M $(22.7)M $(10.8)M $(67.7)M AVERAGE TOTAL ASSETS ($ / %) DISTRIBUTABLE EPS BEFORE REALIZED LOSSES3

13 Book Value per Share $8.79 $(0.47) $(0.42) $(0.36) $(0.11) $7.43 Q4'25 GAAP BVPS CECL and Valuation Allowance Losses from loan sales Losses from operations Other Q1'26 GAAP BVPS $7.00 $7.50 $8.00 $8.50 $9.00

14 Capitalization Debt Balance ($ in millions) Leverage Ratio PPPLF $4 0.0x Securitized Debt Obligations $527 0.4x Non-Recourse Secured Borrowings $1,128 0.8x Recourse Secured Borrowings $1,193 0.9x Corporate Debt $1,261 0.9x UNENCUMBERED ASSET POOL 27% 20% 17% 11% 25% Unrestricted cash Loans Servicing rights REO Other Assets HIGHLIGHTS • 1.4x unencumbered assets to unsecured debt • $1.9 billion in available warehouse borrowing capacity across 13 counterparties • Limited usage of securities repo financing at 3.0% of total debt • Full mark-to-market liabilities and credit mark-to-market liabilities represent 47% of total debt $0.7B UNENCUMBERED ASSET POOL

APPENDIX Additional Financial Information

16 LMM CRE Loan Portfolio - Migration CONTRACTUAL STATUS (5) CORE Q2’25 Q3’25 Q4’25 Q1’26 CURRENT 90.4% 90.9% 85.2% 79.9% 30-59 DAYS PAST DUE 5.0% 3.2% 8.1% 5.3% 60+ DAYS PAST DUE 4.6% 5.9% 6.7% 14.8% NON-CORE Q2’25 Q3’25 Q4’25 Q1’26 CURRENT 30.0% 50.4% 22.3% 9.6% 30-59 DAYS PAST DUE 2.4% 3.0% —% —% 60+ DAYS PAST DUE 67.6% 46.6% 77.7% 90.4% ACCRUAL STATUS (5) CORE Q2’25 Q3’25 Q4’25 Q1’26 ACCRUAL 94.8% 95.6% 76.6% 63.7% NON-ACCRUAL 5.2% 4.4% 23.4% 36.3% NON-CORE Q2’25 Q3’25 Q4’25 Q1’26 ACCRUAL 11.6% 42.8% —% 0.1% NON-ACCRUAL 88.4% 57.2% 100.0% 99.9% RISK RATING (5) CORE Q2’25 Q3’25 Q4’25 Q1’26 1 & 2 56.5% 44.0% 43.4% 43.5% 3 38.2% 50.5% 44.3% 33.4% 4 1.7% 4.1% 10.5% 11.5% 5 3.6% 1.4% 1.8% 11.6% NON-CORE Q2’25 Q3’25 Q4’25 Q1’26 1 & 2 2.4% 9.2% 10.7% 0.1% 3 35.8% 26.6% 6.5% —% 4 3.8% 13.4% 24.8% 20.9% 5 58.0% 50.8% 58.0% 79.0%

Financial Snapshot *($ in thousands, except share data)*

READY CAPITAL

Investment Type	Average Carrying Value[10]	Gross Yield [11]	Average Debt Balance	Debt Cost [12]	Levered Yield
LMM CRE	$ 4,510,615	5.7 %	$ 3,078,590	7.2 %	2.4 %
SBL	$ 697,334	21.6 %	$ 399,563	13.0 %	33.7 %
Total	**$ 5,207,949**	**7.8 %**	**$ 3,478,153**	**7.8 %**	**7.7 %**

Book Equity Value Metrics	
Common Stockholders' equity	$ 1,228,148
Total Common Shares outstanding	165,255,559
Net Book Value per Common Share	$7.43

Loan Portfolio Metrics	
% Fixed vs Floating Rate	20% / 80%
% Originated vs Acquired	92% / 8%
Weighted Average LTV - LMM CRE [13]	81%
Weighted Average LTV - SBL [13]	97 %

Q1 2026 Earnings Data Metrics	
Net loss | Distributable loss before realized losses | Distributable loss	$(200,087) | $(49,208) | $(159,834)
EPS - Basic and diluted	$(1.25) | $(1.25)
Distributable EPS - Basic and diluted	$(1.00) | $(1.00)
Distributable EPS before realized losses - Basic and diluted	$(0.33) | $(0.33)
ROE per Common Share	(59.0)%
Distributable ROE per Common Share	(47.3)%
Distributable ROE before realized losses per Common Share	(15.0)%
Dividend Yield [14]	2.5 %

Servicing Portfolio Metrics	
SBA - UPB	$ 1,902,485
SBA - carrying value	$ 39,971
Multi-family - UPB	$ 6,269,434
Multi-family - carrying value	$ 60,008
USDA - UPB	$ 698,288
USDA - carrying value	$ 20,767
Small business loans - UPB	$ 398,679
Small business loans - carrying value	$ 2,941

17

Balance Sheet by Quarter

READY CAPITAL.

(in thousands)		3/31/2025		6/30/2025		9/30/2025		12/31/2025		3/31/2026
Assets										
Cash and cash equivalents	$	205,917	$	162,935	$	147,505	$	207,841	$	200,430
Restricted cash		39,603		56,769		44,491		39,746		38,906
Loans, net		4,354,017		5,066,694		4,360,501		3,500,298		3,350,560
Loans, held for sale		528,726		632,784		163,792		585,820		360,228
Mortgage-backed securities		31,415		32,310		33,105		34,501		31,649
Investment in unconsolidated joint ventures		170,920		169,369		178,840		161,424		167,251
Derivative instruments		6,907		5,754		5,295		6,740		4,104
Servicing rights		129,814		124,283		126,966		126,279		123,687
Real estate owned		199,910		199,790		632,985		620,225		610,215
Other assets		399,702		462,711		472,516		508,238		466,383
Assets of consolidated VIEs		3,723,738		2,395,398		2,166,105		1,978,684		960,875
Assets held for sale		185,782		—		—		—		—
Total Assets	**$**	**9,976,451**	**$**	**9,308,797**	**$**	**8,332,101**	**$**	**7,769,796**	**$**	**6,314,288**
Liabilities										
Secured borrowings		2,713,415		3,506,670		2,879,172		2,788,926		2,321,443
Securitized debt obligations of consolidated VIEs, net		2,574,139		1,513,297		1,293,778		1,174,785		526,535
Senior secured notes and Corporate debt, net		1,488,666		1,387,029		1,387,775		1,375,216		1,260,679
Guaranteed loan financing		668,847		629,380		565,883		524,091		501,736
Contingent consideration		15,982		17,189		18,385		18,698		20,441
Derivative instruments		575		1,986		1,627		1,432		948
Dividends payable		23,929		22,917		22,602		3,633		3,685
Loan participations sold		98,128		101,863		102,987		56,616		56,616
Due to third parties		1,071		9,791		9,927		3,135		12,304
Accounts payable and other accrued liabilities		185,533		184,652		166,406		171,636		161,201
Liabilities held for sale		156,614		—		—		—		—
Total Liabilities	**$**	**7,926,899**	**$**	**7,374,774**	**$**	**6,448,542**	**$**	**6,118,168**	**$**	**4,865,588**
Preferred stock Series C		8,361		8,361		8,361		8,361		8,361
Stockholders' Equity										
Preferred stock		111,378		111,378		111,378		111,378		111,378
Common stock		17		17		17		17		17
Additional paid-in capital		2,302,101		2,267,540		2,257,078		2,264,355		2,265,534
Retained deficit		(450,276)		(528,524)		(569,709)		(807,522)		(1,012,927)
Accumulated other comprehensive loss		(21,673)		(23,293)		(24,096)		(24,196)		(24,476)
Total Ready Capital Corporation equity		1,941,547		1,827,118		1,774,668		1,544,032		1,339,526
Non-controlling interests		99,644		98,544		100,530		99,235		100,813
Total Stockholders' Equity	**$**	**2,041,191**	**$**	**1,925,662**	**$**	**1,875,198**	**$**	**1,643,267**	**$**	**1,440,339**
Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity	**$**	**9,976,451**	**$**	**9,308,797**	**$**	**8,332,101**	**$**	**7,769,796**	**$**	**6,314,288**
Book Value per Share	**$**	**10.61**	**$**	**10.44**	**$**	**10.28**	**$**	**8.79**	**$**	**7.43**

18

Statement of Operations by Quarter

READY CAPITAL.

(In thousands, except share data)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Interest income	$ 154,967	$ 152,735	$ 137,491	$ 123,973	$ 81,730
Interest expense	(140,466)	(135,837)	(126,971)	(110,851)	(96,834)
Net interest income before (provision for) recovery of loan losses	**$ 14,501**	**$ 16,898**	**$ 10,520**	**$ 13,122**	**$ (15,104)**
Recovery of (provision for) loan losses	109,568	(8,640)	(37,977)	(149,989)	(70,907)
Net interest income after (provision for) recovery of loan losses	**$ 124,069**	**$ 8,258**	**$ (27,457)**	**$ (136,867)**	**$ (86,011)**
Non-interest income					
Net realized gain (loss) on financial instruments and real estate owned	10,669	18,214	(160,396)	(10,599)	(60,085)
Net unrealized gain (loss) on financial instruments	(1,750)	(1,614)	2,914	(12,703)	(6,920)
Valuation (allowance) recovery, loans held for sale	(99,718)	(39,746)	178,225	(23,318)	(6,557)
Servicing income, net of amortization and impairment	6,456	(304)	7,509	5,042	5,421
Income (loss) on unconsolidated joint ventures	(3,982)	(144)	7,417	1,271	2,059
Gain (loss) on bargain purchase	102,471	(14,381)	24,472	(3,013)	—
Other income	11,590	11,304	14,773	16,049	18,065
Total non-interest income (expense)	**$ 25,736**	**$ (26,671)**	**$ 74,914**	**$ (27,271)**	**$ (48,017)**
Non-interest expense					
Employee compensation and benefits	(21,254)	(23,159)	(21,151)	(23,923)	(23,848)
Allocated employee compensation and benefits from related party	(3,276)	(3,600)	(3,602)	(4,350)	(3,600)
Professional fees	(5,488)	(6,368)	(6,008)	(12,973)	(6,655)
Management fees – related party	(5,577)	(5,072)	(5,156)	(4,543)	(4,076)
Loan servicing expense	(15,844)	(11,038)	(9,771)	(4,605)	(15,674)
Transaction related expenses	(2,694)	(639)	(1,910)	(807)	(335)
Impairment on real estate	(2,346)	(4,268)	(1,862)	(15,027)	469
Other operating expenses	(16,123)	(16,133)	(24,879)	(33,821)	(29,014)
Total non-interest expense	**$ (72,602)**	**$ (70,277)**	**$ (74,339)**	**$ (100,049)**	**$ (82,733)**
Income (loss) from continuing operations before income tax benefit	$ 77,203	$ (88,690)	$ (26,882)	$ (264,187)	$ (216,761)
Income tax benefit	5,207	39,939	9,935	31,622	16,674
Net income (loss) from continuing operations	**$ 82,410**	**$ (48,751)**	**$ (16,947)**	**$ (232,565)**	**$ (200,087)**
Discontinued operations					
Income (loss) from discontinued operations before benefit (provision) for income taxes	$ (594)	$ (6,567)	$ 280	$ (63)	$ —
Income tax benefit (provision)	149	1,641	(70)	16	—
Net income (loss) from discontinued operations	**$ (445)**	**$ (4,926)**	**$ 210**	**$ (47)**	**$ —**
Net income (loss)	**$ 81,965**	**$ (53,677)**	**$ (16,737)**	**$ (232,612)**	**$ (200,087)**
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Less: Net income attributable to non-controlling interest	2,460	1,814	2,008	1,572	1,642
Net income (loss) attributable to Ready Capital Corporation	**$ 77,506**	**$ (57,490)**	**$ (20,744)**	**$ (236,183)**	**$ (203,728)**
Earnings per common share from continuing operations - basic	**$ 0.47**	**$ (0.31)**	**$ (0.13)**	**$ (1.46)**	**$ (1.25)**
Earnings per common share from discontinued operations - basic	**$ 0.00**	**$ (0.03)**	**$ 0.00**	**$ 0.00**	**$ 0.00**
Earnings per common share from continuing operations - diluted	**$ 0.46**	**$ (0.31)**	**$ (0.13)**	**$ (1.46)**	**$ (1.25)**
Earnings per common share from discontinued operations - diluted	**$ 0.00**	**$ (0.03)**	**$ 0.00**	**$ 0.00**	**$ 0.00**
Weighted-average shares outstanding - Basic	165,166,276	167,749,917	163,574,703	161,734,869	163,674,011
Weighted-average shares outstanding - Diluted	167,723,519	170,673,088	165,873,807	164,450,230	167,650,149
Dividends declared per share of common stock	**$ 0.125**	**$ 0.125**	**$ 0.125**	**$ 0.01**	**$ 0.01**

19

READY CAPITAL

Distributable Earnings Reconciliation by Quarter

(In thousands, except share data)		Q1 2025		Q2 2025		Q3 2025		Q4 2025		Q1 2026
Net Income (loss)	**$**	**81,965**	**$**	**(53,677)**	**$**	**(16,737)**	**$**	**(232,612)**	**$**	**(200,087)**
Reconciling items:										
Unrealized (gain) loss on MSR - discontinued operations	$	8,952	$	—	$	—	$	—	$	—
Unrealized (gain) loss on joint ventures		5,639		1,019		(4,336)		523		(1,137)
Increase (decrease) in CECL reserve		(112,127)		487		32,844		113,974		26,673
Increase (decrease) in valuation allowance		99,718		39,746		(178,225)		23,318		6,557
Non-recurring REO impairment		2,346		4,418		1,862		15,027		(469)
Non-cash compensation		1,785		1,634		1,591		797		1,629
Unrealized (gain) loss on preferred equity, at fair value		—		4,227		(1,949)		10,645		7,236
Merger transaction costs and other non-recurring expenses		2,993		3,661		2,220		3,102		654
(Gain) loss on bargain purchase		(102,471)		14,381		(24,472)		3,013		—
Depreciation and amortization on real estate owned		—		—		1,100		1,712		1,576
Realized losses on sale of investments		20,084		8,896		188,512		64,987		119,520
Total reconciling items	$	(73,081)	$	78,469	$	19,147	$	237,098	$	162,239
Income tax adjustments		(4,744)		(37,496)		(4,580)		(14,556)		(11,360)
Distributable earnings (loss) before realized losses	**$**	**4,140**	**$**	**(12,704)**	**$**	**(2,170)**	**$**	**(10,070)**	**$**	**(49,208)**
Realized losses on sale of investments, net of tax		(15,524)		(7,088)		(147,422)		(55,209)		(110,626)
Distributable earnings (loss)	**$**	**(11,384)**	**$**	**(19,792)**	**$**	**(149,592)**	**$**	**(65,279)**	**$**	**(159,834)**
Less: Distributable earnings attributable to non-controlling interests		1,985		1,990		1,473		1,926		1,725
Less: Income attributable to participating shares		229		215		211		16		60
Less: Dividends on preferred stock		1,999		1,999		1,999		1,999		1,999
Distributable loss attributable to common stockholders	**$**	**(15,597)**	**$**	**(23,996)**	**$**	**(153,275)**	**$**	**(69,220)**	**$**	**(163,618)**
Distributable earnings (loss) before realized losses on investments, net of tax per common share - basic	**$**	**0.00**	**$**	**(0.10)**	**$**	**(0.04)**	**$**	**(0.09)**	**$**	**(0.33)**
Distributable loss per common share - basic	**$**	**(0.09)**	**$**	**(0.14)**	**$**	**(0.94)**	**$**	**(0.43)**	**$**	**(1.00)**
Weighted average common shares outstanding		**165,166,276**		**167,749,917**		**163,574,703**		**161,734,869**		**163,674,011**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs from discontinued operations
iv) any unrealized change in current expected credit loss reserve and valuation allowances
v) any unrealized gains or losses on de-designated cash flow hedges
vi) any unrealized gains or losses on foreign exchange hedges
vii) any unrealized gains or losses on certain unconsolidated joint ventures
viii) any non-cash compensation expense related to stock-based incentive plan
ix) any unrealized gains or losses on preferred equity, at fair value
x) any unrealized gain or losses or other non-cash items related to real estate owned
xi) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

20

21 Loan Portfolio – Risk Rating Criteria BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

22 Footnotes 1 . Before income attributable to participating shares of $2.1 million and non-controlling interest of $1.6 million 2 . Before income attributable to participating shares of $2.1 million and non-controlling interest of $1.7 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 . Before income attributable to participating shares of $2.1 million, non-controlling interest of $1.9 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 . Represents fully committed amounts 5 . Calculated based on carrying value 6 . Recourse leverage ratio excludes $1.1 billion of secured borrowings that are non-recourse to the Company 7 . Excludes joint venture investments and preferred equity investments 8 . Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 9 . Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 10 . Average carrying value includes average quarterly carrying value of loan and servicing asset balances. 11 . Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 12 . The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization on an annualized basis. 13 . Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 14 . Q1 dividend yield for the period is based on the 3/31/2026 closing share price of $1.62 15 . Includes the loans which are offset by $502M of guaranteed loan financings 16 . Respective balances are based on quarterly averages 17 . Corporate debt is allocated for purposes of determining equity allocation 18 . Represents loans that are under modifications and carried on the consolidated balance sheet as of the period end. 19 . Strategy as of May 1, 2026 20 . Strategy as of May 6, 2026